UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015
Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(512) 485-9530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.
On November 3, 2015, Astrotech Corporation (the "Company") issued a press release announcing the death of Bob C. Kibler, CEO of the Company's subsidiary 1st Detect Corporation, and the appointment of Thomas B. Pickens III, the Company's Chairman and CEO and Chairman of 1st Detect, as Acting Chief Executive Officer of 1st Detect until a successor is named. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Document Description

99.1	Press release, dated November 3, 2015, issued by Astrotech Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: November 3, 2015	By:	__/s/Thomas B. Pickens III_____ _____________
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release, dated November 3, 2015, issued by Astrotech Corporation.